UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-22016

Alpine Global Premier Properties Fund
(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215, Purchase, NY			10577
(Address of principal executive offices)			(Zip code)

Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(914) 251-0880

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2008 - April 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant  is required to disclose the  information  specified by Form N-CSR, and the  Commission  will make this  information  public.  A  registrant  is not required to respond to the  collection  of  information  contained in Form N-CSR unless the Form  displays a  currently  valid  Office of  Management  and Budget (“OMB”)  control number.  Please direct comments  concerning the accuracy of the information  collection  burden  estimate and any  suggestions  for reducing the burden to Secretary,  Securities and Exchange Commission,  450 Fifth Street, NW, Washington,  DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

Alpine

GLOBAL PREMIER PROPERTIES FUND

April 30,

2009

Semi-Annual Report

INVESTOR	1(800) 617.7616	| www.alpinecef.com
INFORMATION

TABLE OF CONTENTS

Alpine View	1

Manager Commentary	3

Schedule of Portfolio Investments	9

Statement of Assets and Liabilities	12

Statement of Operations	13

Statements of Changes in Net Assets	14

Financial Highlights	15

Notes to Financial Statements	16

Additional Information	20

ALPINE VIEW
April 30, 2009 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual update for the period ending April 30, 2009. The past six months have challenged both investors and investment managers with unparalleled complexity, uncertainty and velocity. The nearly unprecedented disruption of the capital markets from September through March reflects the structural problems afflicting global finance and the resulting impact on employment and production. Excessive financial leverage accumulated over the previous three years may have set the stage for the economic unraveling which occurred in the wake of Lehman Brothers bankruptcy. In response, Central Banks around the world have taken extreme measures to maintain liquid short-term monetary functions. This appears to have stabilized the financial system. While the pendulum of financial liquidity has swung from excess to drought and now towards equilibrium, many pressures and imbalances persist. These may require fresh approaches to capital allocation and global interaction, which implies more rigorous regulation before sustained long-term growth can be achieved in the U.S. and Europe. Nonetheless, there are pockets of economic vigor which have been increasingly visible as the public equity and debt markets are currently the principle suppliers of fresh capital for commerce.

Equity Performance Recalibrates

It is ironic that some of 2008’s most penalized stock markets and currencies have, in fact, been able to decouple during this crisis from the historical economic dominance of the U.S. and Europe which together account for roughly 48% of global GDP. In a number of countries, the sustainability of domestic consumption and fixed investment to develop modern infrastructure, efficient agriculture and higher education appears to have partially offset the declining demand for exports. With a broad recovery in commodity prices and related stocks, the so-called BRIC (Brazil, Russia, India and China) countries, among other emerging markets, have experienced the strongest equity returns in 2009, in anticipation of strong growth prospects. In contrast, the more constrained economies of the U.S., Europe and Japan have been most impacted by their banks and financial structures which face capital reallocation pressures as informal or private market activities are reigned in. This so called ‘Shadow Banking’ system has been contracting rapidly, requiring massive capital injections from Central Banks to offset this erosion of wealth. Since this was a huge provider of cheap capital, it was a major driver of our economic growth over the past 5-10 years. Until the debt capital markets can be fully reconstituted, new lending limits and high government borrowings may reduce recovery prospects over the next three to five years.

Having just returned from India and China, as we supplement our regular dialogue with local market participants around the world, it is clear that these economies have maintained solid growth rates by enhancing domestic demand until the broader global recovery begins. High household savings may sustain this capacity for several years. This has been reflected in strong stock performance for 2009 to date. Even though a visible recovery in the U.S., Europe or Japan has not yet begun, their stock indices are higher because pricing during October through March anticipated far greater economic distress than we have to date experienced. Meanwhile, the recent run-up in long-term U.S. Government Treasury bond yields has been attributed to fears that a potential economic recovery in combination with current stimulation of monetary policy will lead to excess inflation. This has steepened the yield curve beyond historic norms given the still low money market yields. As with the recent rebound of equities from overly pessimistic levels, we suspect that this adjustment in Treasury yields reflects diminished risk aversion from an extreme level to more traditional expectations. In both cases, developed market debt and equity markets may be overshooting as they adjust from previously oversold conditions. It is clear that the Federal Reserve and the world’s other central banks are not focused on these anticipatory price swings, and will maintain easy money, through stimulative policies until a durable recovery is evident.

Business Prospects

Alpine’s view is that the U.S. economy may see a recovery in the second half of this year. However, its durability may be suspect. The pace of unemployment increases may slow this summer and could top out either later this year or early next. However, a near-term catalyst for new job formation and income growth is difficult to see. The household savings rate has improved from nil to over 5%, but is still well below the near 15% level experienced in 1975. During the 1970’s, household debt represented roughly 60% of income, whereas it represented almost 120% of income by 2007. This suggests that the current deleveraging of household balance sheets will continue even if it does not go to the peak levels of the 1970’s. In this context, cautious consumption may continue to permeate the American psyche

April 30, 2009 Semi - Annual Report | 1(800)617.7616
www.alpinecef.com

in ways that we cannot as yet measure, so stabilization is hard to forecast. Given this level of uncertainty over domestic demand drivers, it is not clear whether less volatile capital markets will have a dramatic impact on new fixed investment in upgrading the productive capacity of business, or even into research and development expenditures. Meanwhile, the de facto forced deleveraging of our economy through rising home foreclosures, and individual loan and credit card defaults will continue to limit our economic growth over the next 12 or so months. In aggregate, the combination of personal wealth erosion, diminished buying power and reduced business investment may be greater than the Obama stimulus package can offset. Thus, cheap and plentiful dollars may be needed to buttress the financial system for the next few years until job creation resumes. Meanwhile, the ‘output gap’, or excess productive capacity of our economy may help to mitigate any inflationary inputs from ‘printing money’ or perhaps a weak dollar.

While low interest rates can be supportive of earnings multiples, investors will likely focus on stocks where earnings can grow faster than the broader economy. This is not to say that so-called “growth stocks” will be in favor because many are now ex-growth. Rather, we are keen to focus on companies which can grow revenues or margins as a result of either innovative products, enhanced profitability or other factors which might transform their business prospects. Naturally, we will continue to focus on companies which benefit from sectors or countries where companies have ‘the wind at their backs’, providing favorable conditions for growth. Major sectors which will likely receive stimulus for growth include infrastructure, alternative energy, agriculture, environmental sciences and select technologies related to defense spending, medical services and the pharmaceutical space. Investment themes may also influence long-term opportunities and include population growth among different age cohorts, expanding urbanization, health and retirement savings prospects, as well as the broad restructuring of the financial markets. Countries whose long-term outlook Alpine favors include Brazil, China, India and several smaller emerging markets. An over arching theme will be a world in transition. Understanding the geopolitical, socioeconomic and demographic forces influencing these changes, be they global or local, may prove critical over the next few years.

While we are early in the transition to a new business cycle, many opportunistic investments have already generated positive returns in this period. With a three to five year investment horizon, we are confident that investors would likely benefit from equity investments. Nonetheless, Alpine anticipates continued challenges over the next twelve months as the pattern of recovery unfolds. We look forward to reporting on the progress of the Alpine Funds over the course of the year and continue to appreciate your interest in our endeavors. As investors in all of our Funds, we are working on all of our behalf. Thus, our focus remains on finding opportunities offering fundamental value today and strong growth potential for tomorrow.

Sincerely,

Samuel A. Lieber

President, Alpine Mutual Funds

Mutual fund investing involves risk. Principal loss is possible.

The letter and those that follow represent the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Forward-looking statements are based on information that is available on the date hereof, and neither the fund manager nor any other person affiliated with the fund manager has any duty to update any forward-looking statements. Important factors that could affect actual results to differ from these statements include, among other factors, material, negative changes to the asset class and the actual composition of the portfolio.

The Funds’ actual results could differ materially from those anticipated due to various risks and uncertainties. Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Premier Properties Fund are closed-end funds and do not continuously offer or redeem shares. The Funds trade in the secondary market and investors wishing to buy or sell shares must place orders through a financial intermediary or broker.

This notice is provided to you for informational purposes only, and should not be considered tax advice. Please consult your tax advisor for further assistance.

MANAGER COMMENTARY
April 30, 2009 (Unaudited)

Dear Investor:

This semi-annual report for the Alpine Global Premier Properties Fund (AWP) covers the six months ended April 30, 2009. As of April 30th, the net asset value (NAV) per share for the Fund was $5.01. The capital (NAV) appreciation of .01¢ plus cumulative dividends of 37.34¢ provided a portfolio total return of 7.67%. The market price for the Fund’s shares declined from $4.45 to $3.89 resulting in a tradable total return of -1.90%. The market price of the shares relative to the NAV of the Fund reflects an expanded discount from -11% on October 31, 2008 to -22.36% on April 30, 2009. Over the six month period the average discount was -21.49% and ranged from a premium of 2.2% on November 10, 2008 to a discount of -35.9% at the market trough on November 21, 2008. On behalf of the Fund’s investors, the Advisor has sought to take advantage of this excessive trading discount by acquiring 582,530 shares of AWP over the six-month period to be held by the Fund treasury. Given the average per share cost of $3.14, there is potential to resell later at an attractive profit for the Fund. A total of 861,806 shares are held at cost basis and do not receive dividends while held in the treasury account. The Manager views this as extremely accretive for the Fund, and will continue to take advantage of similar mispricing. In addition, the Manager has personally acquired shares in the open market, adding to our stake in AWP.

The Alpine Global Premier Properties portfolio total return of 7.67% for the six months ended April 30 compares with its benchmark Citigroup World Net Total Return Property Index in U.S. dollars which recorded a decline for the six month period of -11.75%. Even more dramatic outperformance came in comparison with the MSCI US REIT Total Return Index, which declined -20.95% for the six months. The Manager believes that the attractive performance during this period reflects not only the geographic concentrations of the portfolio but notable individual stock performances which rebounded considerably from severely oversold conditions through last October.

Portfolio Focus

Major changes to the portfolio include a significant shift in focus over the six month period with U.S. holdings now representing 32.5% of the portfolio, up from 20.6% at the end of October. Most of this increase came from reducing European stocks from 26.4% to 22.4% and from cash which declined from over 14% to 3.4% as of April 30. Two other notable country weighting changes occurred in Brazil, which is now the Fund’s third largest holding at 8.4% (up from 6.4%), and China at 6.5% versus 1.3% last October. Notable declines were in Japan, from 8.7% to 6.3% and the U.K., from 7.5% to 5.8%. As cash was redeployed, the portfolio’s sector distribution also shifted with an increase in residential related real estate companies from 13.6% to 19.6% of the portfolio. Also noteworthy, financial stocks grew to 19.1% from 13.1% and industrial property stocks rose from 8.2% to 11.5%.

With regard to the financial sector, this specifically reflects the strong presence of a number of mortgage REITs in the U.S. which focus their investments on government backed Fannie Mae and Freddie Mac mortgages. Given the historically steep yield curve, companies such as Annaly Capital Management (6.2% weighting), Chimera Investment Corp. (3% weighting) and MFA Mortgage Investments (1.9% weighting) feature prominently. These companies provide very high dividends with lower volatility than most other REITs have demonstrated over the past year. Thus, we believe these stocks are ideally suited for the needs of this closed-end Fund. The extremely high volatility experienced by REITs in the U.S. over the past six months has created opportunities for the Fund to expand its holdings amongst leading REITs and real estate operating companies in the U.S., which heretofore we had considered pricey. Specifically, we dramatically increased exposure to AMB Property Corp. and Prologis which rank amongst the premier industrial developers/owners in the world. The Fund also established a new position in Brookfield Properties Corp., which owns the World Financial Center in New York as well as top office buildings in Boston, Denver, Houston, Minneapolis, Toronto and Calgary.

Office REIT SL Green Realty Corp. was also acquired at very depressed levels. While the fundamentals for U.S. office owners may be challenging over the next two to three years, it is already very painful for hotel companies. However, hotels should start to see improvement before other sectors when the economy improves, and will face virtually no new competition before 2015. Thus, the Fund increased its holdings in Diamond Rock Hospitality, Orient-Express Hotels and established a new position in Host Hotels and Resorts, all of these companies raised additional capital to shore up their balance sheets. The Fund even acquired a position in Las Vegas Sands Corp., the owner of the Venetian Casinos in Atlantic City and Macau, now that shares trade at a significant discount to the value of its underlying real estate.

Declining Prospects Yield Disappearing Dividends

In response to the financial contraction, the majority of REITs have cut or eliminated their dividends. A number have also seen fit to pay the dividends in kind with shares as opposed to actual cash generated from operating income. We fear that this trend may continue to undermine the historic appeal of REITs which include low volatility, low correlation to the S&P and attractive dividend income potential. Other major REIT markets around the world, including Australia and New Zealand, Singapore, Japan, France and the U.K. did not provide strong returns during the period as the global trend of declining commercial property rent will continue to impact most cities and countries over the next one to two years. Thus, valuations and dividend payment prospects have become less certain.

Even though the Fund’s U.S. exposure was fortuitously expanded during depressed periods from November through April, we believe the recapitalization phase has led many companies to trade security of their future at the cost of massive dilution to existing shareholders. Unfortunately, the prospect for rental growth in offices, shopping malls, apartments or even industrial properties will be pressured over the next two to three years. Thus, the strong returns established for U.S. REITs during March and April and subsequent periods may prove difficult to follow up, even though a number of equity REITs hope to emerge as consolidators of distressed properties over the next few years.

Growth Emerges In A Few Markets

The notable exceptions to these cautious times have been the so-called emerging markets, which we believe were dramatically oversold last fall. For example, AWP enjoyed very strong returns from commercial property companies in Brazil, such as Cyrela Commercial Properties (+72.78%), Iguatemi Shopping Centers (+61.91%) and Multiplan, the country’s largest high-end mall owner (+54.78%). Residential developers in Brazil also performed very strongly during this period. China dramatically stimulated its economy utilizing its strong financial position to reduce interest rates and encourage consumption. Cheap valuations and government stimulus encouraged us to significantly expand AWP’s exposure to both residential and commercial property stocks in China., from a depressed 1.3% to 6.4% of the Fund. As the Fund expanded the breadth and depth of its China exposure, we also enjoyed significant returns on its holdings in Sino Ocean Land (+188.0%), Hopson Development (+141.0%) and CC Land (up over +88.5%).

The Fund’s exposure to India has remained more modest at 2.1% (including participation notes). We had favorable performance from the Indiabulls Investment Trust which gained 64.56% after very poor returns in 2008, and Unitech Corporate Parks which gained 51.0% above depressed levels. The large retail developer, Phoenix Mills, produced an impressive 113.0% return during this period. Subsequent to the end of the fiscal semi-annual period, we visited India just before the conclusion of month long elections. We are now better positioned to appreciate the potential impact of a strong electoral mandate awarded to the Congress Party in May. The 17% market surge subsequent to the election reflects the promise of a sustained strategic investment focus from stable longer term governance.

Value Rebounds From Excess Fear

While the Fund’s emerging market exposure has helped to propel AWP’s performance on the upside over the past six months, to a great degree it was responsible for the excess downside last year. We wish to highlight that this is a broader portfolio with other strong contributors. We highlight Nexity in France which provided an exceptional 278.59% total return during this period, as the developer of both residential and commercial projects in France was able to secure its long term prospects by selling one of its operating businesses for €500 million. In Germany, Treveria rebounded from last year’s depressed levels by 85.6%. The same was true for Australand Property Group which recovered 63.1% from its lows of last fall. Even residential builder JM in Sweden rallied 31.76% as concern over its business prospects have stabilized somewhat with better than expected new orders for this year. The U.K. has performed reasonably well during the ongoing REIT recapitalization phase, but it was not a REIT which has provided the best returns as Regus PLC, the world’s largest provider of temporary office space with business centers in over 1,000 locations around the world, was up 51.4% over the past six months. The company has managed to sustain operating earnings and we believe offers several avenues for future growth.

Property Prospects

We have been actively assessing the prospects of each holding in the portfolio, which explains why only three of the Fund’s top ten holdings remain from the prior period. Four others are new holdings for the Fund, while the remaining three saw significant increases and one existing holding was reduced during the period under review. The Fund’s portfolio strategy will continue to mix an emphasis on the growth potential of certain emerging markets, while continuing to opportunistically invest in undervalued securities when market fears overshadow real estate fundamentals.

Given the continued pressure on various segments of the commercial and residential property markets over the next two to three years, we would expect to see choppy share prices for the next few quarters. The potential for recovery of long-term earnings streams offsets the likelihood of periodic disappointment. Hopefully we will be able to navigate through any such upheaval.

Most commercial sectors will be constrained by the supply and demand fundamentals in their given market places. The complexities of commercial mortgage backed securities (CMBS) combined with a significant decrease in the number of active lenders suggests that many loan pools will be forced to extend or rollover loans. Unfortunately, this will not bring significant new capital into the marketplace. Thus, strong survivors will likely enjoy a durable and extended period of recovery that may already be filtering into current valuations. Residential construction prices and volumes have dropped precipitously in most markets, however, no country compares with the U.S. in which the number of sales has fallen by 74.6% since the summer 2005 peak. April’s pace of 352,000 home sales marks the lowest level of production since the 1981 recession. At less than 8% of total domestic home sales, the new built segment is still dependent on prospects for single family homes from the existing second hand market where inventories remained elevated. Thus, we do not expect to see a material recovery until 2010. In combination with low interest rates this will likely keep affordability levels high which will also continue to pressure achievable rent levels for most cities.

Dividend Distributions

At year end, we reduced the monthly dividend quite dramatically from 12.67¢ to 3¢ per share. Not only had many REITs cut or suspended dividends, but foreign companies both within and outside of the real estate industry had shown a strong desire to hoard cash at the expense of distribution of profits to investors. While this Fund’s mandate has been to provide total returns from real estate equities around the world, it has maintained a focus on distributable income. We will continue that emphasis although the likelihood of growing corporate dividends over the course of

2009 is negligible. That said, management reduced AWP’s dividend to a level commensurate with our worst case prognosis for economic and equity performance. To date, 2009 has provided us with ample opportunities to achieve the stated dividend. We will reappraise the dividend pay-out at year end when we have greater visibility on potential corporate cash flows, dividend policies and financial flexibility for 2010. In this context, we are delighted to hear from Simon Property Group that they would anticipate returning to cash dividends for next year.

Future Prospects

Last Fall we prominently discussed both the business cycle and the real estate stock cycle in order to emphasize that equity markets often move in advance of fundamentals in the economy. In doing so, markets have imperfect knowledge and thus tend to overshoot, sometimes to the upside and often on the downside. We commented that “As the dust settles ... it will become increasingly clear to investors that emerging market trends are still intact.” We also stated that both the U.S. and Europe would experience “...a slower march back, with investment potential coming from relatively cheap equity valuations and companies’ abilities to transform their business models to position themselves for capital expansion.” So far, we have been proved correct on the first comment and it appears that the second observation is in fact taking hold. We also observed that the next few years “... could lead to a period similar to the 1992 through 1995 cycle in the U.S. during which the ‘modern REIT era’ evolved, providing great returns to shareholders in the wake of the S&L crisis. This scenario could unfold on a global scale as the deleveraging process continues ...”. This possibility still holds promise but we will not know specifics for some time. What we do know, however, is that there are many disparities around the world in terms of growth potential, capital availability, business models, and corporate flexibility which might all factor into potential returns for global property investors. Having survived the hundred year flood ensuing from the Lehman Brothers bankruptcy last fall, we find the current outlook remains challenging but much closer to a period promising renewed stability and growth. As the new business cycle begins to unfold, we aim to position the portfolio to benefit from these long term trends through the ownership of equity positions in some of the premier properties and property companies throughout the world.

We wish to thank fellow shareholders for their interest and we look forward to building on Alpine’s record as a manager of global real estate securities and the recent success this portfolio has achieved.

Sincerely,

Samuel A. Lieber

Portfolio Manager

PERFORMANCE(1) as of April 30, 2009

	Ending Value	One	Three	Six	Since
	as of 4/30/09	Month	Month	Month	Inception(2)(3)(4)
Alpine Global Premier Properties Fund | NAV (4)	$5.01	26.51%	17.72%	10.93%	(40.52)%
Alpine Global Premier Properties Fund | Market Price (3)	$3.89	33.31%	22.06%	(3.22)%	(48.79)%
S&P / Citigroup World Net Total Return $ US Property Index		31.47%	7.58%	(20.95)%	(34.02)%
MSCI US REIT Total Return Index		20.33%	6.47%	(11.75)%	(35.48)%

(1)	Performance information calculated after consideration of dividend reinvestment. All returns for periods of less than one year are not annualized.
(2)	Commenced operations on April 26, 2007.
(3)	Annualized
(4)	IPO price of $20 used in calculating performance information.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”), there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO allocations in the future.

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principle value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinecef.com for current month end performance.

PORTFOLIO DISTRIBUTIONS ❖

❖   As a percentage of net assets

TOP TEN HOLDINGS ❖

Annaly Capital Management, Inc.	6.2%	United States
Chimera Investment Corp.	3.0%	United States
ProLogis	2.9%	Netherlands
Stockland Corp., Ltd.	2.4%	Australia
Japan Logistics Fund, Inc.	2.3%	Japan
Mack-Cali Realty Corp.	2.1%	United States
MFA Mortgage Investments, Inc.	1.9%	United States
Unibail-Rodamco Co.	1.9%	France
Host Hotels & Resorts, Inc.	1.7%	United States
NWS Holdings, Ltd.	1.6%	China
TOTAL	26.0%

❖   As a percentage of net assets

REGIONAL ALLOCATION❖

❖  As a percentage of net assets

Top Five Countries❖

United States	32.5%
France	9.5%
Brazil	8.4%
Singapore	7.4%
China	6.5%

❖  As a percentage of net assets, excluding any short-term investments

NAV, MARKET PRICE, AND TOTAL RETURN [Six Months ended 04/30/09]

SCHEDULE OF PORTFOLIO INVESTMENTS April 30, 2009 (Unaudited)

		Value
Description	Shares	(Note 1)

COMMON STOCKS (95.0%)
Australia (3.3%)
Australand Property Group	11,228,147	$3,590,422
Goodman Group	4,012,733	1,079,013
Stockland Corp., Ltd.	5,600,000	12,779,163
		17,448,598
Austria (0.9%)
Conwert Immobilien Invest SE*	628,653	4,699,510

Brazil (8.4%)
Agra Empreendimentos Imobiliarios SA*	2,498,863	2,625,636
Brascan Residential Properties SA	1,594,900	2,732,303
Brasil Brokers Participacoes SA	2,059,200	2,539,958
Cyrela Brazil Realty SA	805,895	5,128,539
Cyrela Commercial Properties SA Empreendimentos e Participacoes	1,481,000	6,224,537
Iguatemi Empresa de Shopping Centers SA	302,300	2,281,457
Invest Tur Brasil - Desenvolvimento Imobiliario Turistico SA*	21,700	2,180,954
MRV Engenharia e Participacoes SA*	461,900	4,581,123
Multiplan Empreendimentos Imobiliarios SA	905,000	7,040,888
PDG Realty SA Empreendimentos e Participacoes	601,700	5,734,010
Tecnisa SA	639,500	1,592,213
TRISUL SA	1,170,000	1,640,924
		44,302,542
Chile (0.1%)
Parque Arauco SA*	1,235,504	828,271

China (6.4%)
C C Land Holdings, Ltd.*	7,118,900	2,388,261
CapitaRetail China Trust	5,414,000	2,925,498
E-House China Holdings, Ltd.* - ADR	17,909	221,893
Franshion Properties China, Ltd.	12,399,000	3,359,708
Guangzhou R&F Properties Co., Ltd.	2,000,000	3,272,237
Hopson Development Holdings, Ltd.	7,170,200	5,578,842
NWS Holdings, Ltd.	4,271,000	8,586,032
Sino-Ocean Land Holdings, Ltd.	9,671,300	7,187,912
Soho China, Ltd.(2)	1,228,500	596,017
		34,116,400
France (9.0%)
Carrefour SA	70,000	2,860,942
Club Mediterranee*	101,895	1,617,135
Eurosic, Inc.	93,300	2,189,921
Fonciere des Regions	15,000	826,608
ICADE	9,831	3,862,595
Kaufman & Broad SA	92,767	2,152,248
Klepierre SA	233,317	5,226,326
Lagardere SCA	95,000	3,004,730
Nexity SA	248,719	8,124,996
Pierre & Vacances	19,800	1,272,670
Societe Immobiliere de Location pour l’Industrie et le Commerce	74,715	6,305,993
Unibail-Rodamco Co.	66,382	9,962,570
		47,406,734
Germany (2.4%)
Allianz SE	50,000	4,606,377
Treveria PLC	11,057,500	2,194,529
DIC Asset AG	497,709	3,918,191
Muenchener Rueckversicherungs AG	15,000	2,048,161
		12,767,258
Hong Kong (5.1%)
Great Eagle Holdings, Ltd.	2,009,100	2,794,575
The Hongkong & Shanghai Hotels, Ltd.	6,968,450	5,313,971
Kerry Properties, Ltd.	1,257,100	3,844,268
Kowloon Development Co., Ltd.	8,881,202	4,297,328
The Link REIT	1,710,000	3,336,134
Midland Holdings, Ltd.	17,328,950	7,199,852
		26,786,128
India (1.1%)
Hirco PLC*	1,299,168	1,628,837
Indiabulls Properties Investment Trust*	7,770,000	1,207,092
Unitech Corporate Parks PLC*	3,104,000	792,106
Yatra Capital, Ltd.*	666,500	2,063,522
		5,691,557
Italy (1.2%)
Pirelli & C Real Estate SpA*	513,795	3,018,325
Pirelli & C SpA	8,500,000	3,345,792
		6,364,117

		Value
Description	Shares	(Note 1)

Japan (6.3%)
Daiwa House Industry Co., Ltd.	400,000	$3,484,080
Frontier Real Estate Investment Corp.	613	3,368,952
Japan Logistics Fund, Inc.	2,002	11,916,183
Japan Retail Fund Investment Corp.	1,560	5,473,129
Nippon Commercial Investment Corp.	2,000	1,847,495
Nomura Real Estate Holdings, Inc.	340,464	5,558,174
Secured Capital Japan Co., Ltd.*	2,624	1,458,073
		33,106,086
Luxembourg (0.2%)
ProLogis European Properties	373,000	977,163

Mexico (0.4%)
Desarrolladora Homex SAB de CV* - ADR	20,400	379,236
Urbi Desarrollos Urbanos SA de CV*	1,396,312	1,537,298
		1,916,534
New Zealand (0.1%)
AMP NZ Office Trust	1,042,580	471,830

Norway (0.9%)
Norwegian Property ASA	4,050,150	4,898,243

Philippines (0.3%)
Ayala Land, Inc.	11,356,200	1,502,966

Russia (0.4%)
PIK Group*(2) - GDR	805,000	1,432,900
RGI International, Ltd.*	1,358,561	584,181
		2,017,081
Singapore (7.4%)
ARA Asset Management, Ltd.(2)	17,002,000	5,282,621
Ascendas Real Estate Investment Trust	6,453,333	5,840,909
Ascott Residence Trust	6,786,000	2,291,793
Banyan Tree Holdings, Ltd.	10,655,400	2,554,993
CapitaCommercial Trust	14,686,800	8,481,739
Frasers Commercial Trust	6,245,000	717,089
Mandarin Oriental International, Ltd.	1,956,000	1,936,440
Parkway Life REIT	3,503,000	1,798,230
Starhill Global REIT	20,631,400	6,689,005
Suntec REIT	6,677,000	3,314,823
		38,907,642
Spain (0.2%)
Realia Business SA	316,743	921,983

Sweden (1.2%)
JM AB*	941,457	6,553,866

Thailand (1.8%)
Central Pattana PCL	5,730,000	2,322,205
Minor International PCL	26,371,800	4,783,322
Preuksa Real Estate PCL	4,940,000	798,016
SC Asset Corp. PCL	7,431,900	1,453,312
		9,356,855
United Kingdom (5.8%)
Great Portland Estates PLC	1,050,715	4,771,950
Hammerson PLC	897,636	4,202,875
Helical Bar PLC	719,986	3,626,718
Regus PLC	6,254,783	7,124,847
Segro PLC	8,745,026	3,104,881
Shaftesbury PLC	1,079,018	5,586,880
Sirius Real Estate Ltd.	5,011,800	1,492,002
Songbird Estates PLC*	1,570,200	754,937
		30,665,090
United States (32.1%)
Alexander’s, Inc.	38,870	8,476,770
Alexandria Real Estate Equities, Inc.	93,739	3,419,599
AMB Property Corp.	405,000	7,731,450
Annaly Capital Management, Inc.	2,340,000	32,923,800
Brookfield Properties Corp.	1,058,285	7,905,389
CBL & Associates Properties, Inc.	799,353	6,346,863
Chimera Investment Corp.	4,554,000	16,075,620
DiamondRock Hospitality Co.	803,000	5,211,470
Forestar Group, Inc.*	294,650	3,789,199
General Growth Properties, Inc.	951,300	599,319
Host Hotels & Resorts, Inc.	1,175,000	9,035,750
Kimco Realty Corp.	215,000	2,584,300
Las Vegas Sands Corp.*	860,000	6,725,200
The Macerich Co.	173,333	3,038,527
Mack-Cali Realty Corp.	410,900	11,036,774
MFA Mortgage Investments, Inc.	1,675,000	9,865,750
Orient-Express Hotels, Ltd.	508,597	3,290,623
Post Properties, Inc.	100,000	1,276,000
ProLogis	1,690,000	15,395,900
Regency Centers Corp.	85,000	3,183,250
Simon Property Group, Inc.	20,000	1,032,000
SL Green Realty Corp.	150,000	2,649,000

		Value
Description	Shares	(Note 1)

United States (continued)
Sunrise Senior Living, Inc.*	405,300	$1,033,515
Ventas, Inc.	30,000	859,200
Weingarten Realty Investors	412,500	6,410,250
		169,895,518
TOTAL COMMON STOCKS (Identified Cost $917,934,695)		501,601,972

PARTICIPATION NOTES (1.0%)
India (1.0%)
Merrill Lynch - Indiabulls Real Estate, Ltd.*	1,298,832	3,347,350
Merrill Lynch - Phoenix Mills, Ltd.*	850,000	1,857,675
		5,205,025
TOTAL PARTICIPATION NOTES (Identified Cost $11,666,685)		5,205,025

	Maturity		Value
Description	Date	Shares	(Note 1)

EQUITY - LINKED STRUCTURED NOTES (0.6%)
Finland (0.1%)
Morgan Stanley & Co., Inc. - Citycon Ouj*	11/20/09	401,113	$907,519

France (0.5%)
Morgan Stanley & Co. Inc. - Gaz de France*	03/15/10	70,000	2,528,447

TOTAL EQUITY - LINKED STRUCTURED NOTES (Identified Cost $3,771,156)			3,435,966

			Value
Description	7 Day Yield	Shares	(Note 1)

SHORT TERM INVESTMENTS (0.0%)(3)
Federated Treasury Obligations Money Market Fund	0.080%	45,208	45,208

TOTAL SHORT TERM INVESTMENTS (Identified Cost $45,208)			45,208

TOTAL INVESTMENTS (96.6%) (Identified Cost $933,417,744)			510,288,171

TOTAL OTHER ASSETS LESS LIABILITIES (3.4%)			17,902,132

NET ASSETS (100.0%)			$528,190,303

*	Non-income producing security.

(1)	Fair valued security; valued in accordance with procedures approved by the Fund’s Board of Trustees.

(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees. Securities restricted under Rule 144A comprised 1.38% of the fund’s net assets.

(3)	Less than 0.05% of Total Net Assets.

See Notes to Financial Statements.

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of the term corporation.

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.

Co. - Company

Corp. - Corporation

GDR - Global Depositary Receipt.

Inc. - Incorporated.

Ltd. - Limited.

PCL - Public Company Limited.

PLC - Public Limited Co.

REIT - Real Estate Investment Trust.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV - A variable capital company.

SAB de CV - A variable capital company.

SCA - Soceite en Commandite par actions is the French equivalent of a limited partnership.

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all member states.

SpA - Societa’ Per Azioni is an Italian shared company.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2009 (Unaudited)

ASSETS

Investments, at value(1)	$510,288,171
Foreign currency, at value (Cost $360,455)	360,455
Receivable for investment securities sold	34,095,561
Dividends receivable	9,098,633
Interest receivable	76
Deposit with broker on total return swap contracts	5,479,964
Prepaid and other assets	67,210
Total Assets	559,390,070

LIABILITIES

Payable to custodian	3,089,662
Loan payable	9,020,000
Interest on loan payable	9,095
Payable for investment securities purchased	15,159,737
Unrealized depreciation on total return swap contracts	3,099,575
Accrued expenses and other liabilities:
Investment advisory fees	406,111
Administrative fees	52,795
Trustee fees	11,803
Officer fees	12,295
Other	338,694
Total Liabilities	31,199,767

Net Assets	$528,190,303

NET ASSETS REPRESENTED BY

Paid-in-capital	$1,986,007,266
Undistributed net investment income	1,120,710
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(1,038,926,649)
Net unrealized depreciation on investments, swap contracts and foreign currency translations	(420,011,024)
Net Assets	$528,190,303
Net asset value
Net assets	$528,190,303
Shares of beneficial interest issued and outstanding	105,506,077
Net asset value per share	$5.01

(1) Total Cost of Investments	$933,417,744

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 2009 (Unaudited)

INCOME

Dividends*	$44,880,184
Interest	15,449
Total Income	44,895,633

EXPENSES

Interest on loan	55,638
Investment advisory fee	2,367,483
Administrative fee	307,775
Audit and tax fees	16,356
Custodian fees	296,142
Officers fees	24,795
Insurance fees	10,228
Legal fee	50,601
Printing fees	162,604
Trustee fees	23,803
NYSE fees	52,079
Miscellaneous fees	17,701
Total Expenses	3,385,205
Net Investment Income	41,510,428

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY

Net realized loss on investments:
Securities transactions	(283,288,111)
Swap contracts	(3,099,127)
Foreign currency transactions	(2,949,235)
Net realized loss on investments	(289,336,473)
Change in net unrealized appreciation of investments, swap contracts and foreign currency translations:
Investments	256,038,599
Swap contracts	3,114,882
Foreign currency translations	27,388,679
Net unrealized appreciation of investments	286,542,160
Net realized/unrealized loss on investments, swap contracts and foreign currency	(2,794,313)
Net Increase in Net Assets Resulting from Operations	$38,716,115

* Net of foreign taxes withheld	$642,277

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months
	Ended April 30, 2009	For the Year Ended
	(Unaudited)	October 31, 2008

OPERATIONS

Net investment income	$41,510,428	$149,313,138
Net realized loss on investments:
Securities transactions	(283,288,111)	(661,487,755)
Swap contracts	(3,099,127)	(5,970,774)
Foreign currency transactions	(2,949,235)	(14,310,099)
Change in net unrealized appreciation/(depreciation) of investments, swap contracts and foreign currency translations:
Investments	256,038,599	(564,141,565)
Swap contracts	3,114,882	22,430
Foreign currency translations	27,388,679	(125,467,021)
Net increase/(decrease) in net assets resulting from operations	38,716,115	(1,222,041,646)

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income	(39,539,616)	(134,678,983)
From tax return of capital	—	(26,406,978)
Net decrease in net assets resulting from distributions to shareholders	(39,539,616)	(161,085,961)

CAPITAL SHARE TRANSACTIONS

Common stock issued to stockholders from reinvestment of dividends	—	7,181,723
Repurchase of Shares	(1,853,811)	(1,248,334)
Net increase/(decrease) in net assets derived from capital share transactions	(1,853,811)	5,933,389
Net Decrease in Net Assets	(2,677,312)	(1,377,194,218)
Net Assets
Beginning of period	530,867,615	1,908,061,833
End of period*	$528,190,303	$530,867,615

* Including undistributed/(overdistributed) net investment income of:	$1,120,710	$(850,102)

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the year)

	For the
	Six Months Ended		For the Year		For the Period
	April 30, 2009		Ended October		Ended October
	(Unaudited)		31, 2008		31, 2007(a)
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value per share, beginning of period	$5.00		$18.04		$19.10
Income from investment operations:
Net investment income	0.39		1.41		0.55
Net realized and unrealized loss on investments, swap contracts and foreign currency	(0.01)		(12.93)		(0.95)
Total from investment operations	0.38		(11.52)		(0.40)

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income	(0.37)		(1.27)		(0.56)
From tax return on capital	—		(0.25)		(0.07)
Total distributions	(0.37)		(1.52)		(0.63)

CAPITAL SHARE TRANSACTIONS

Common share offering costs charged to paid-in-capital	—		—		(0.03)
Total capital share transactions	—		—		(0.03)
Net asset value per share, end of period	$5.01		$5.00		$18.04
Per share market value, end of period	$3.89		$4.45		$15.71

Total return based on:
Net Asset Value (b)	10.93	%(e)	(67.74)%		(1.69)%
Market Value (b)	(3.22	)%(e)	(67.03)%		(18.41)%

RATIOS/SUPPLEMENTAL DATA

Net Assets attributable to common shares, at end of period (000)	$528,190		$530,868		$1,908,062
Ratio of total expenses to average net assets	1.43	%(c)(d)	1.44	%(c)	1.21	%(d)
Ratio of net investment income to average net assets	17.53	%(d)	11.41%		6.31	%(d)
Portfolio turnover rate	117	%(e)	263%		89	%(e)

(a)	For the period from April 26, 2007 (inception of the fund) to October 31, 2007.
(b)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value reflects a $20.00 opening IPO price and sales load of $.90 per share for  the period ended October 31, 2007. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(c)	For the six months ended April 30, 2009 and for the year ended October 31, 2008, the ratio of total expenses to average net assets excluding interest expense was 1.41% and 1.29% respectively.
(d)	Annualized.
(e)	Not Annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS April 30, 2009 (Unaudited)

1.                                       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Alpine Global Premier Properties Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s primary investment objective is capital appreciation. The Fund’s secondary investment objective is high current income.

The Fund had no operations prior to April 26, 2007 other than matters relating to its organization and the sale and issuance of 213,089.005 shares of beneficial interest in the Fund to a group consisting of Alpine Woods Capital Investors, LLC (“Alpine Woods”), certain of its officers and parties either related to or affiliated with those officers and 6,235.602 shares of beneficial interest in the Fund to the Independent Trustees at the initial subscription price of $19.10 per share. Alpine Woods serves as the Fund’s investment adviser. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “AWP”.

The following summarizes the significant accounting policies of the Fund.

Security Valuation: The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (the “NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. In computing the Fund’s net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security - traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black-Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at a fair value following procedures and/or guidelines approved by the Board of Trustees, which may include utilizing a systematic fair valuation model provided by an independent pricing system. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset value may differ from quoted or official closing prices.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated above, if the market prices are not readily available or are not reflective of the fair value of the security, the security will be priced at a fair value following procedures approved by the Board of Trustees. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

NOTES TO FINANCIAL STATEMENTS April 30, 2009 (Unaudited)

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, investment company taxable income, if any (which term includes net short-term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any fiscal year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund accounts for uncertainty related to income taxes under the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No.109” (“FIN 48”). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund had no material uncertain tax positions and has not recorded a liability for material unrecognized tax benefits as of October 31, 2008. Since its inception, the Fund had not recorded any amounts for interest or penalties related to uncertain tax benefits. While the Fund maintains a fiscal year end of October 31 for financial reporting purposes, the Fund’s fiscal year end for tax return filings is December 31. As such, the statute of limitations on the Fund’s Federal and New York State tax return filings remains open for the year ended December 31, 2007. Management is currently evaluating whether to maintain the December 31 tax year or to adopt an October 31 tax year to coincide with the financial reporting year. Accordingly, the statute of limitations on the Fund’s Federal and NewYork State tax return filings will remain open for either the year ended October 31, 2008 or December 31, 2008, depending upon the tax year end that the Fund elects.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, which includes amortization of premium and accretion of discounts. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

New Accounting Pronouncements: In March 2008 the FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which is intended to improve financial reporting about derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the potential impact, if any, the adoption of SFAS No. 161 will have on the Fund’s financial statements.

NOTES TO FINANCIAL STATEMENTS April 30, 2009 (Unaudited)

2.                                       INCOME TAXES

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended October 31, 2008 was as follows:

Distributions paid from:

Ordinary Income	$134,678,983
Return of Capital	26,406,978
Total	$161,085,961

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended October 31, 2008, the effects of certain differences were reclassified. The Fund increased accumulated net investment loss by $11,569,418, increased accumulated net realized loss by $14,837,560, and decreased paid in capital by $26,406,978. These differences were primarily due to the differing tax treatment of foreign currency, and certain other investments. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At October 31, 2008, the Fund had available for tax purposes unused capital loss carryovers of $79,137,068, expiring October 31, 2015, and unused capital loss carryovers of $660,730,271, expiring October 31, 2016.

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Loss	$(739,867,339)
Unrealized Depreciation	(717,229,910)
Other Cumulative Effect of Temporary Differences	103,787
Total	$(1,456,993,462)

As of April 30, 2009, net unrealized appreciation/(depreciation) of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$27,070,167
Gross depreciation on investments (excess of tax cost over value)	(466,389,527)
Net unrealized depreciation	(439,319,360)
Total cost for federal income tax purposes	$949,607,531

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

3.                                       CAPITAL TRANSACTIONS

	For the Six Months Ended April 30, 2009	For the Year Ended October 31, 2008
Common shares outstanding - beginning of period	106,088,607	105,789,582
Common shares issued as reinvestments of dividends	—	578,301
Shares repurchased	(582,530)	(279,276)
Common shares outstanding - end of period	105,506,077	106,088,607

* On September 18, 2008, the Fund commenced share repurchases for purposes of enhancing shareholder value and reducing the discount at which the Fund’s shares trade from their net asset value. For the six months ended April 30, 2009 and for the year ended October 31, 2008, the Funds repurchased 582,530 and 279,276, respectively of its shares at an average discount of 25.66% and 25.00%, respectively, from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes such activity will further the accomplishment of the foregoing objectives, subject to review of the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS April 30, 2009 (Unaudited)

4.                                       PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the six months ended April 30, 2009 aggregated $604,781,927 and $548,605,290, respectively.

5.                                       INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Alpine Woods serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily managed assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.13% based on the Fund’s average daily managed assets, computed daily and payable monthly.

6.                                       LINE OF CREDIT

On July 11, 2007, an Agreement among Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, Alpine Global Premier Properties Fund (together, the “Funds”, each a “Fund”) and The Bank of New York (“BONY”) was executed which allows for each Fund to borrow against a secured line of credit from BONY an aggregate amount of up to $500,000,000 for all Funds. As of April 30, 2009 there was an unused balance of $490,980,000 available to all three Funds. During the six-months ended April 30, 2009, the average borrowing by Alpine Global Premier Properties Fund was $18,058,569 with an average rate on borrowings of 0.56%.

7.                                       TOTAL RETURN SWAP CONTRACT

The Fund may enter into total return swaps. A total return swap is an agreement between the Fund and a counterparty to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily based upon quotations from the market makers end the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. The unrealized gain (loss) related to the daily change in the valuation of the notional amount of the swap, as well as the amount due to (owed by) the Fund at termination or settlement, is combined and separately disclosed as an asset (liability). The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss). Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

8.                                       EQUITY-LINKED STRUCTURED NOTES

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

9.                                       FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective November 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs

Additional Information April 30, 2009 (Unaudited)

are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1	—	quoted prices in active markets for identical investments
Level 2	—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six months ended April 30, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities at Value	Other Financial Instruments* – Unrealized Depreciation
Level 1 – Quoted Prices	$469,709,653	$—
Level 2 – Other Significant Observable Inputs	40,578,518	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$510,288,171	$—

* Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as written options.

10.                                 OTHER

Compensation of Trustees: The Independent Trustees of the Fund receive $4,000 for each meeting attended.

11.                                 SUBSEQUENT EVENTS

Distributions: The Fund paid a distribution of $3,165,182 or $0.03 per common share on April 30, 2009 to common shareholders of record on April 24, 2009.

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting The Bank of New York (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders that are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, at One Wall Street, New York, New York 10286 or by calling toll-free 1(800)432.8224.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On December 15, 2008, the Board of Trustees of the Alpine Global Premier Properties Fund (the “Fund”) met in person to, among other things, review and consider the renewal of the Investment Advisory and Management Agreement (the “Advisory Agreement”) between the Fund and Alpine Woods Capital Investors, LLC (the “Adviser”). In its consideration of the Advisory Agreement, the Trustees, including the non-interested Trustees, considered the nature, quality and scope of services to be provided by the Adviser.

Prior to beginning their review of the Advisory Agreement, Thomas S. Harman of Morgan Lewis & Bockius LLP, who serves as independent counsel to the Trustees who are not an “interested person” of the Fund as that term is defined under the Investment Company Act of 1940 (the “Independent Trustees”), discussed with the Board its fiduciary duties responsibilities with respect to the renewal of the Advisory Agreement and enhanced disclosure requirements surrounding contract renewals. Mr. Harman informed the Board that in considering whether to approve the Advisory Agreement between the Fund and the Adviser, the Board should consider, among other things:

(1)          the nature, extent and quality of the services to be provided by the investment manager;

(2)          the investment performance of the Fund and the investment adviser;

(3)          the costs of the services to be provided and profits to be realized by the investment manager and its affiliates from the relationship with the Fund;

(4)          whether and how the Trustees relied on comparisons of services rendered to and fees paid by the Fund with the services provided by and the fees paid to other investment managers or the services provided to and the fees paid by other clients, if any, of the Adviser; and

(5)          any benefits to be derived by the Adviser from the relationship with the Fund, such as soft-dollar arrangements or so called “fallout benefits.”

Nature, Quality and Extent of Services: The Board discussed the Adviser’s services and fees in comparison to those by the investment advisers of other closed-end investment companies in the market. The Board also reviewed the Fund’s performance compared to the data prepared by Lipper. The Board noted that the Adviser’s dynamic approach to comply with regulatory requirements. Based on the information provided, the Board concluded that the nature and extent of services provided by the Adviser to the Fund were appropriate and that the quality was good.

Fees and Expenses: The Board also reviewed the Adviser’s financial condition with the Independent Trustees, including the financial report provided prior to the Meeting. The Board noted the Adviser’s commitment to its long-term responsibility for shareholders and that it’s responsibility included being strong in both its investment capabilities and operational and compliance capabilities. The Board noted the Adviser’s agreement to invest in its business with respect to additional personnel and expanded disaster recovery protections.

Profitability: The Board considered the Adviser’s fees, its profitability as well as the expenses of the Fund and how this information compared to the data prepared by Lipper regarding other comparable closed-end funds. The Board concluded for the Fund that the profits realized by the Adviser were reasonable in comparison with the costs of providing investment advisory services to the Fund.

Economies of Scale: As part of its review of the Agreement, the Board considered whether there will be economies of scale with respect to the management of the Fund and whether the Fund will benefit from any economies of scale. The Board noted the efficiencies that should be expected by the Adviser also serving as investment adviser to other investment companies (the “Alpine Funds”).

Other Benefits to the Adviser: The Board discussed the depth of resources and skill that the Adviser has demonstrated in its management of this Fund as well as the Alpine Funds. The Board also noted that the Adviser does not utilize soft dollars when paying for research of the Fund. The Board concluded for the Fund that the benefits accruing to the Adviser were reasonable in comparison with the costs of providing advisory services, the management fee charged the Fund and the benefits to the Fund.

After this discussion and consideration of all these factors, the Board of Trustees of the Fund present in person, with the Independent Trustees present in person voting separately, unanimously concluded that the annual investment advisory fee is fair and reasonable for the Fund and that the renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

FUND PROXY VOTING POLICIES & PROCEDURES

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1(800)910.1434 and on the Securities and Exchange Commission’s (“Commission”) web site at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1(800)SEC.0330.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

INDEPENDENT TRUSTEES*

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee
Laurence B.Ashkin (80)	Independent Trustee	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	16	Trustee, Alpine Family of Funds.* Director, Chicago Public Radio, Board Chair, The Perspectives Charter Schools.

H. Guy Leibler (54)	Independent Trustee	Private investor since 2007, Vice Chair and Chief Operating Officer of L&L Aquisitions LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001-2004).	16	Chairman Emeritus, White Plains Hospital Center; Trustee, Alpine Family of Funds.

Jeffrey E. Wacksman (48)	Independent Trustee	Partner, Loeb, Block & Partners LLP since 1994.	16	Director, International Succession Planning Association; Trustee, Larchmont Manor Park Society; Director, Bondi Icebergs Inc.; Director, MH Properties, Inc.; Trustee, Alpine Family of Funds.

*                 The Independent Trustees are each members of the Board of Trustees of each Trust in the Alpine Fund Complex.

**          The “Alpine Fund Complex” includes the following six trusts totalling 16 fund portfolios: Alpine Equity Trust, Alpine Series Trust, Alpine Income Trust, Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund. Each of the Trusts is managed by Alpine Woods Capital Investors, LLC.

INTERESTED TRUSTEE

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee
Samuel A. Lieber* (52)	Interested Trustee and President	Chief Executive Officer of Alpine Woods Capital Investors, LLC since November 1997. President of Alpine Trusts since 1998.	16	Trustee, Alpine Family of Funds.

*                 Samuel A. Lieber has been a Trustee of the Fund since its inception. He is the son of Stephen A. Lieber.

**          Alpine Woods Capital Investors, LLC manages sixteen fund portfolios within six Alpine trusts in the Alpine Fund Complex. Each of the Alpine Trusts is registered as an open-end or closed-end management investment company. The Trustees oversee each of the sixteen portfolios within the Alpine Fund Complex.

The current executive officers of the Fund, in addition to Samuel A. Lieber, include the following:

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee
Stephen A. Lieber (83)*	Executive Vice President	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003; Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

John M. Megyesi (48)	Chief Compliance Officer

Chief Compliance Officer, Alpine Woods Capital Investors, LLC since January 2009; Vice President and Manager, Trade Surveillance, Credit Suisse Asset Management, LLC (2006-2009); Manager, Trading and Surveillance, Allianz Global Investors (2004-2006).

			N/A	None

Victor Chan (37)	Chief Financial Officer	Chief Financial Officer, Alpine Woods Capital Investors, LLC since April 2009; Audit Manager, RSM McGladery & Pullen LLP (2004 – 2009).	N/A	None

Meimei Li (45)	Treasurer	Controller, Alpine Woods Capital Investors, LLC since February 2007; Senior Accountant, Pinnacle Group (2005-2007); Senior Auditor, Eisner & Lubin LLP (2001-2005).	N/A	None

Andrew Pappert (29)	Secretary	Director of Fund Operations, Alpine Woods Capital Investors, LLC since September 2008; Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003-2008).	N/A	None

*                 Stephen A. Lieber is the father of Samuel A. Lieber.

**          Alpine Woods Capital Investors, LLC manages sixteen fund portfolios within six Alpine trusts in the Alpine Fund Complex. Each of the Alpine Trusts is registered as an open-end or closed-end management investment company. The Trustees oversee each of the sixteen portfolios within the Alpine Fund Complex.

NOTES April 30, 2009

NOTES April 30, 2009

INVESTOR
INFORMATION	1(800) 617.7616 | www.alpinecef.com

INVESTMENT ADVISER

Alpine Woods Capital Investors, LLC

2500 Westchester Ave., Suite 215

Purchase, NY 10577

ADMINISTRATOR

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

TRANSFER AGENT &

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, WI 53202

FUND COUNSEL

Blank Rome LLP

The Chrysler Building

405 Lexington Avenue

New York, NY 10174

INVESTOR INFORMATION

1(800) 617.7616

www.alpinecef.com

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

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Period	Total # of Shares Purchased	Ave. Price Paid per Share	Total # of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number/Approx. $ Value of Shares that May Yet be Purchased under the Plans or Programs
November 1 – November 30, 2008	51,833	$2.91	51,833	—
December 1 – December 31, 2008	409,797	$3.53	409,797	—
January 1 – January 31, 2009	900	$3.92	900	—
February 1 – February 28, 2009	—	—	—	—
March 1 – March 31, 2009	120,000	$2.54	120,000	—
April 1 – April 30, 2009	—	—	—	—

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)  Not applicable to semi-annual report

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable.

(b)  The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Premier Properties Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 10, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 10, 2009

By:	/s/ Victor Chan
Victor Chan
Chief Financial Officer (Principal Financial Officer)

Date:	July 10, 2009

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